                                                                    Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF ACE LIMITED

  On July 9, 1998, ACE Limited (the "Company" or "ACE") completed the acquisition of Tarquin Limited (formerly Tarquin plc) ("Tarquin"), a UK-based holding company which owns Lloyd's managing agency Charman Underwriting Agencies Ltd and Tarquin Underwriting Limited. Under the terms of the agreement, the Company acquired all of the outstanding capital stock of Tarquin in exchange for approximately 14.3 million ACE shares (the "Tarquin Acquisition").

  The unaudited pro forma condensed consolidated balance sheet presents the combined financial position of ACE and Tarquin as of March 31, 1998, as if the merger was consummated as of March 31, 1998. The unaudited pro forma condensed balance sheet reflects (i) the acquisition of Tarquin applying the pooling-of interests method of accounting, (ii) certain adjustments including estimated non-recurring and transaction-related expenses, (iii) the acquisition of CAT Limited which was completed on April 1, 1998 and (iv) the sale of 16.5 million shares on April 17, 1998 as if such events had occurred as of March 31, 1998.

  The unaudited pro forma condensed consolidated statements of operations for the six months ended March 31, 1998 and for the year ended September 30, 1997 give effect to (i) the acquisition of Tarquin applying the pooling-of-interests method of accounting (ii) the acquisition of CAT Limited which was completed on April 1, 1998 and (iii) the sale of 16.5 million shares on April 17, 1998 as if such events had occurred on October 1, 1996.

  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of ACE, included in the Company's Annual Report on Form 10-K for the year ended September 30, 1997, the unaudited consolidated financial statements of ACE included in the Company's Quarterly Report on Form 10-Q for the three and six month periods ended March 31, 1998, the audited consolidated financial statements of Tarquin for the year ended December 31, 1997 filed with this report, the Form 8-K/A filed on March 3, 1998 by the Company with respect to the Company's acquisition of ACE USA and the Form 8-K filed on April 14, 1998 by the Company with respect to the Company's acquisition of CAT Limited. The unaudited pro forma condensed consolidated financial information is not intended to be indicative of the consolidated results of operations or financial position of ACE that would have been reported if the acquisition had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.

  On February 6, 1998, the Company announced a three-for-one stock split which was effected on February 17, 1998. The earnings per share data for the periods presented herein are computed after giving effect to the stock split.

           Unaudited Pro forma Condensed Consolidated Balance Sheet

                               At March 31, 1998
                        (in thousands of U.S. dollars)


                                                                                                                Pro forma Combined
                                                                                                               for CAT Acquisition,
                                                            Sale of       Tarquin      Pro forma                sale of shares and
                                      ACE         CAT      Shares (7)     Limited     Adjustments     Notes    Tarquin Acquisition
Total investments
 and cash                          5,441,634    515,919     605,875       328,843           2,107      (1)
                                                                                           (1,643)     (1)
                                                                                          385,000      (3)
                                                                                         (691,000)     (4)
                                                                                         (385,000)     (7)          6,201,735
Assets
Insurance and reinsurance
 balances receivable                 188,996     17,133                    33,014                                     239,143
Reinsurance balances
 recoverable                         771,223         --                   144,363                                     915,586
Investment in Enterprise                  --     72,597                        --         (72,597)     (2)                 --
Goodwill                             194,128         --                        --         219,984      (5)            414,112
Other assets                         397,423     12,482                   227,361           3,143      (1)            640,409
                              ---------------------------------------------------                         -------------------
  Total assets                     6,993,404    618,131     605,875       733,581                                   8,410,985
                              ---------------------------------------------------                         -------------------
Liabilities and shareholders' equity
Liabilities
Unpaid losses and loss
 expenses                          3,324,869     36,862                   305,419              --                   3,667,150
Unearned premiums                    461,469     24,411                    87,526              --                     573,406
Bank debt                            250,000         --                    45,931         385,000      (3)
                                                                                         (385,000)     (7)            295,931
Other liabilities                    176,150     16,418                    94,061          (6,173)     (2)
                                                                                            3,607      (1)
                                                                                            3,000      (4)
                                                                                           60,000      (8)            347,063

                              ---------------------------------------------------                         -------------------
  Total liabilities                4,212,488     77,691          --       532,937                                   4,883,550
                              ---------------------------------------------------                         -------------------
Shareholders' equity               2,780,916    540,440     605,875       200,644         (66,424)     (2)
                                                                                         (474,016)     (6)
                                                                                          (60,000)     (8)          3,527,435
                              ---------------------------------------------------                         -------------------
  Liabilities and
   shareholders' equity            6,993,404    618,131     605,875       733,581                                   8,410,985
                              ---------------------------------------------------                         -------------------

PRO FORMA FOOTNOTES WITH RESPECT TO THE CAT ACQUISITION


(1) Reflects the acquisition by CAT of Hamilton Services Limited for $1.6 million immediately prior to the CAT Acquisition. This acquisition was accounted for under the purchase method of accounting.

(2) Under the terms of the Stock purchase Agreement, dated 25 March, 1998, between ACE, CAT and the Shareholders of CAT (the "Stock Purchase Agreement"), CAT's ownership in Enterprise Reinsurance Holdings Corporation ("Enterprise") was distributed to CAT's existing shareholders prior to the acquisition of CAT by the Company in return for CAT shares. This adjustment reflects the disposition of Enterprise for $69 million. The shares received by CAT were retired.

(3) As part of the financing of the acquisition, ACE borrowed $385 million of short-term bank borrowings from its undrawn credit facility established in December 1997, and from cash on hand. The interest rate on the short-term borrowing was approximately 6%.

(4) Under the terms of the Stock Purchase Agreement, ACE paid a total purchase price of approximately $691 million (the total aggregate purchase of $711 million includes an estimate of CAT earnings for first quarter of calendar 1998 of $20 million). ACE also incurred direct transaction expenses of approximately $3 million.

(5) Under purchase accounting, the total purchase price was allocated to the acquired assets and liabilities assumed based on their fair values. The difference between the cost of the transaction and the fair value of CAT net assets acquired was recorded as goodwill. Based on the purchase price paid, ACE recorded goodwill of approximately $217 millions from this transaction. This goodwill is being amortized over 25 years.

(6)  To eliminate CAT's shareholder's equity.

PRO FORMA FOOTNOTES WITH RESPECT TO THE SHARE OFFERING

(7) On April 14, 1998, the Company sold 16.5 million ordinary shares for net proceeds of approximately $605.9 million. A portion of the proceeds was used to repay the $385 million of short-term bank borrowings used to finance the CAT Acquisition (see note 3 above).

PRO FORMA FOOTNOTES WITH RESPECT TO THE TARQUIN ACQUISITION

(8) This adjustment reflects the accrual of the costs related to the acquisition and the related reduction of shareholders' equity.

      Unaudited Pro Forma Condensed Consolidated Statements of Operations

                                                            Six months ended March 31, 1998
                                                            (in thousands of U.S. dollars)

                                                                                        Pro forma                Pro forma combined
                                                           Pro forma                  combined for               for CAT acquisition
                                     Pro forma         combined for CAT    Share     CAT acquisition               share issue and
                     ACE    CAT     Adjustments  Notes    Acquisition   Offering(4)  and share issue  Tarquin(5) Tarquin acquisition
Net Premiums
 Written           323,626   90,656                            414,282                      414,282     107,953          522,235
               -----------------------------------------------------------------------------------------------------------------
Net Premiums
 Earned            352,567   71,063                            423,630                      423,630     111,597          535,227
Net investment
 income            131,542    9,280    (8,816)(1)              132,006      17,570          149,576       9,918          159,494
Other income                                                     -                            -           6,697            6,697
Losses and
 loss expenses    (225,426) (17,803)                          (243,229)                    (243,229)    (56,906)        (300,135)
Acquisition
 costs and
 administrative
 expenses          (75,965) (18,996)   (4,400)(2)              (99,361)                     (99,361)    (33,572)        (132,933)
Interest expense    (3,858)     -     (12,675)(3)              (16,533)                     (16,533)                     (16,533)
Income tax          (2,947)     -                               (2,947)                      (2,947)    (12,948)         (15,895)
               -----------------------------------------------------------------------------------------------------------------
Income excluding
 net realized
 gains             175,913   43,544                            193,566      17,570          211,136      24,786          235,922
Net realized
 gains on
 investments       173,108      982                            174,090                      174,090           3          174,093
--------------------------------------------------------------------------------------------------------------------------------
Net Income         349,021   44,526                            367,656      17,570          385,226      24,789          410,015
               =================================================================================================================

Basic Earnings
 per share,
 excluding
 realized gains      $1.07                                       $1.18                        $1.17                        $1.21

Basic earnings
 per share           $2.13                                       $2.25                        $2.14                        $2.11

Weighted average
 shares
 outstanding -
 Basic         163,765,734                                 163,765,734  16,500,000      180,265,734   14,328,010    194,593,744
               ===========                                 ===========  ==========      ===========   ==========    ===========

Diluted Earnings
 per share,
 excluding
 realized gains      $1.05                                       $1.15                        $1.15                        $1.19

Diluted earnings
 per share           $2.08                                       $2.19                        $2.09                        $2.06

Weighted average
 shares
 outstanding -
 Diluted       167,778,180                                 167,778,180  16,500,000      184,278,180   14,328,010     198,606,190
               ===========                                 ===========  ==========      ===========   ==========     ===========

PRO FORMA FOOTNOTES WITH RESPECT TO THE CAT ACQUISITION

(1) To eliminate the estimated investment income on the cash portion of the purchase cost funded by ACE (based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30, 1997.

(2)  Amortization of goodwill for the period.

(3) Interest on the $385 million short-term bank borrowing which has been calculated at a rate of approximately 6%.

PRO FORMA FOOTNOTES WITH RESPECT TO THE SHARE OFFERING

(4) Estimated investment income on the net proceeds from the sale of 16.5 million ordinary shares based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30, 1997.

PRO FORMA FOOTNOTES WITH RESPECT TO THE TARQUIN ACQUISITION

(5)  There are no proforma adjustments with respect to the Tarquin acquisition.

      Unaudited Pro Forma Condensed Consolidated Statements of Operations

                                                            Year ended September 30, 1997
                                                            (in thousands of U.S. dollars)

                                                                                        Pro forma                Pro forma combined
                                                           Pro forma                  combined for               for CAT acquisition
                                     Pro forma         combined for CAT    Share     CAT acquisition               share issue and
                     ACE    CAT(1)  Adjustments  Notes    Acquisition   Offering(5)  and share issue  Tarquin(6) Tarquin acquisition
Net Premiums
 Written           728,311  137,050                            865,361                      865,361     198,420        1,063,781
                   -------------------------------------------------------------------------------------------------------------
Net Premiums
 Earned            749,129  144,397                            893,526                      893,526     206,364        1,099,890
Net investment
 income            285,824   25,027   (17,632)      (2)        293,219      34,535          327,754      14,868          342,622
Other income           -        -                                  -                            -        15,729           15,729
Losses and
 loss expenses    (718,256) (29,721)                          (747,977)                    (747,977)    (88,891)        (836,868)
Acquisition
 costs and
 administrative
 expenses         (147,027) (25,732)   (8,799)      (3)       (181,558)                    (181,558)    (70,700)        (252,258)
Interest expense   (15,750)     -     (22,976)      (4)        (38,726)                     (38,726)                     (38,726)
Income tax          60,862      -                               60,862                       60,862     (27,409)          33,453
                   -------------------------------------------------------------------------------------------------------------
Income excluding
 net realized
 gains             214,782  113,971                            279,346      34,535          313,881      49,961          363,842
Net realized
 gains (losses)
 on investments    128,430     (356)                           128,074         -            128,074        (139)         127,935
                   -------------------------------------------------------------------------------------------------------------
Net income         343,212  113,615                            407,420      34,535          441,955      49,822          491,777
                   =============================================================================================================
Basic Earnings
 per share,
 excluding
 realized gains      $1.26                                       $1.64                        $1.68                        $1.81
                     =====                                       =====                        =====                        =====
Basic earnings
 per share           $2.02                                       $2.40                        $2.37                        $2.45
                     =====                                       =====                        =====                        =====
Weighted average
 shares
 outstanding -
 Basic         169,820,631                                 169,820,631  16,500,000      186,320,631  14,328,010      200,648,641
               ===========                                 ===========  ==========      ===========  ==========      ===========

Diluted Earnings
 per share,
 excluding
 realized gains      $1.25                                       $1.62                        $1.66                        $1.79
                     =====                                       =====                        =====                        =====
Diluted earnings
 per share           $1.99                                       $2.36                        $2.34                        $2.42
                     =====                                       =====                        =====                        =====
Weighted average
 shares
 outstanding -
 Diluted       172,481,013                                 172,481,013  16,500,000      188,981,013  14,328,010      203,309,023
               ===========                                 ===========  ==========      ===========  ==========      ===========

(1) The CAT consolidated statement of operations has been compiled to reflect its results of operations for the twelve months ended September 30, 1997.

(2) To eliminate the estimated investment income on the cash portion of the purchase cost funded by ACE (based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30,
     1997).

(3)  Amortization of goodwill for the period.

(4) Interest on the $385 million short-term bank borrowing which has been calculated at a rate of approximately 6%.


PRO FORMA FOOTNOTES WITH RESPECT TO THE SHARE OFFERING

(5) Estimated investment income on the net proceeds from the sale of 16.5 million ordinary shares based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30, 1997.

PRO FORMA FOOTNOTES WITH RESPECT TO THE TARQUIN ACQUISITION

(6)  There are no proforma adjustments with respect to the Tarquin acquisition.